    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]

PROXY CARD
Coho Relative Value
Equity Fund
SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS
YOUR VOTE IS IMPORTANT NO
MATTER HOW MANY SHARES
YOU OWN.  PLEASE CAST YOUR
PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at [ ].com using your proxy control number below or use your smart camera to scan the QR code at the left.
3. By PHONE when you dial toll-free 1-888- XXX-XXXX to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-800-XXX-XXXX Monday through Friday 9 a.m. to 10 p.m. Eastern time
SHAREHOLDER’S REGISTRATION PRINTED HERE
***BOXES FOR TYPESETTING PURPOSES ONLY***
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL
PROXY BALLOTS.  THEY IDENTIFY LOCATION OF WINDOWS ON
OUTBOUND 9X12 ENVELOPES.
CONTROL NUMBER
COHO RELATIVE VALUE EQUITY FUND
A SERIES OF MANAGED PORTFOLIO SERIES
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2025
The undersigned, revoking prior proxies, hereby appoints Brian R. Wiedmeyer, President and Benjamin Eirich, Treasurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Coho Relative
Value Equity Fund (the “Fund”) to be held at MPS, 777 East Wisconsin Avenue, 5th Floor, Milwaukee, Wisconsin 53202, on November 25,
2025, at 12:00 p.m., Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying
Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-XXX-XXXX.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 25, 2025.  The proxy statement for this meeting is available at:
[      ]

PROXY CARD
    [PROXY ID NUMBER HERE]                                          [BAR CODE HERE]                                                                [CUSIP HERE]
COHO RELATIVE VALUE EQUITY FUND
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. The signer(s) acknowledges receipt with this Proxy
Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
_______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE) DATE
_______________________________________________________________
SIGNATURE (IF HELD JOINTLY) DATE
This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

FOR	AGAINST	ABSTAIN

1.To approve an Agreement and Plan of Reorganization pursuant to which the Coho
Relative Value Equity Fund will be reorganized with and into the Huber Select Large Cap
Value Fund, a series of Advisors Series Trust, and the transactions it contemplates.
○	○	○
THANK YOU FOR VOTING